SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              RIVER VALLEY BANCORP
                (Name Of Registrant As Specified In Its Charter)

                              RIVER VALLEY BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
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         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              River Valley Bancorp

                                430 Clifty Drive
                                  P.O. Box 1590
                           Madison, Indiana 47250-0590
                                 (812) 273-4949

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

To Be Held On April 21, 2004

     Notice is hereby  given that the Annual  Meeting of  Shareholders  of River
Valley Bancorp (the "Holding Company") will be held at 430 Clifty Drive, Madison, Indiana, on Wednesday, April 21, 2003, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

1. Election of Directors. Election of one director of the Holding Company for a term expiring in 2005, and one director for a term expiring in 2007.

2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 26, 2004, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 2003, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                              By Order of the Board of Directors


                                              /s/ Matthew P. Forrester

                                              Matthew P. Forrester, President

Madison, Indiana
March 17, 2004

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              River Valley Bancorp

                                430 Clifty Drive
                                  P.O. Box 1590
                           Madison, Indiana 47250-0590
                                 (812) 273-4949

                                ---------------
                                PROXY STATEMENT
                                ---------------
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 21, 2004

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of River Valley Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on April 21, 2004, at 430 Clifty Drive, Madison, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of River Valley Financial Bank (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about March 17, 2004.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Lonnie D. Collins, 430 Clifty Drive, P.O. Box 1590, Madison, Indiana 47250-0590), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on February 26, 2004 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,623,728 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. As of December 26, 2003, the Holding Company declared a 2-for-1 stock split of shares of Common Stock. All share figures set forth in this Proxy Statement have been adjusted to reflect that stock split. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 26, 2004, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                                          Number of Shares
                 Name and Address                          of Common Stock                        Percent
                of Beneficial Owner(1)                  Beneficially Owned (1)                   of Class
----------------------------------------                ----------------------                   --------
River Valley Financial Bank                                   168,920                               10.4%
430 Clifty Drive
Madison, IN 47250

Jeffrey L.  Gendell                                           155,000                                9.5%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C
237 Park Avenue, 9th Floor
New York, NY 10017


Thomas M. and Mary E. Davee                                   117,800                                7.3%
215 West Main Street
Madison, IN 47250

Wellington Management Company, LLP                             90,000                                5.5%
First Financial Fund, Inc.
75 State Street
Boston, MA 02109

-----------------------------

(1) The information in this chart is based on Schedule 13D and 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.
(2) These shares are held by the Trustee of the River Valley Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in the ESOP are entitled to instruct the Trustee how to vote shares held in their accounts under the ESOP. Unallocated shares held in a suspense account under the ESOP are required under the ESOP terms to be voted by the Trustee in the same proportion as allocated shares are voted.
(3) These shares are held by Tontine Partners, L.P., a Delaware limited partnership. Tontine Management, L.L.C. is its general partner and Mr. Gendell is the managing member of the general partner. These persons share voting and investment power with respect to the shares.
(4) Thomas M. Davee and Mary E. Davee are married and jointly own 58,200 of these shares. They share voting and dispositive power as to such shares.
(5) In a Schedule 13G filed with the SEC, the entities listed above indicate that they may be the beneficial owners of the foregoing shares. Wellington Management Company, LLP ("WMC") is a Massachusetts limited partnership and a registered investment advisor. First Financial Fund, Inc. is one of its clients, with whom WMC shares investment power. First Financial Fund, Inc., Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-7503, has sole voting power with respect to these shares.

                      PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. All of the directors except Matthew P. Forrester meet the standards for independence of Board members set forth in the Listing Standards for the National Association of Securities Dealers. The By-Laws provide that the directors are to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in either Jefferson County, Indiana or Trimble County, Kentucky, must have had a loan or deposit relationship with the Bank for a continuous period of twelve months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in Jefferson County, Indiana or Trimble County, Kentucky for at least a continuous period of twelve months during the five years prior to their nomination to the Board.

     The two nominees for election as a director this year are Jonnie L. Davis and Charles J. McKay, each of whom currently serves as a director whose current term will expire upon completion of the election at the Annual Meeting. Mr. McKay has been nominated to serve for a three-year term expiring in 2007. Because no director of the Holding Company may serve beyond the year in which he or she turns age 70, Jonnie L. Davis has been nominated to serve for a one-year term expiring in 2005.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Fred W. Koehler is the cousin of John Muessel, the Bank's Vice President-Trust Services. Apart from this relationship, no nominee for director or director is related to any other nominee for director, director, or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

                                                                  Common Stock
                              Expiration of  Director of the      Beneficially
                                 Term as        Holding           Owned as of            Percentage
              Name              Director     Company Since     February 26, 2004(1)       of Class
------------------------      -------------  ---------------   --------------------      ----------

Director Nominees
Jonnie L.  Davis                  2005         1997                11,288 (2)               .7%
Charles J. McKay                  2007         2000                 3,600 (3)               .2%

Directors
Continuing in Office
Robert W.  Anger                  2006         1996                24,580 (4)              1.5%
Matthew P. Forrester              2006         1999                47,176 (5)              2.9%
Michael J.  Hensley               2005         1996                18,332 (6)              1.1%
Fred W.  Koehler                  2005         1996                59,080 (7)              3.6%
L. Sue Livers, M.S., R.D          2005         2002                   300                   .02%

All directors and
executive officers
as a group (15 persons)                                           286,712 (8)             16.9%

--------------------------

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.
(2)  Of these shares, 2,471 are held jointly by Mrs. Davis and her spouse.
(3)  1,600 of these shares are held jointly by Mr. McKay and his spouse.

(4) Of these shares, 2,046 are held jointly by Mr. Anger and his spouse and 11,312 are subject to stock options granted under the River Valley Bancorp Stock Option Plan (the "Option Plan").
(5) Of these shares, 9,852 are held jointly by Mr. Forrester and his spouse, 2,000 are held under the River Valley Bancorp Recognition and Retention Plan and Trust (the "RRP"), 192 are held by him as custodian for his minor children, 18,648 are subject to a stock option granted under the Option Plan, and 3,174 were held under the ESOP as of December 31, 2002. Excludes 8,000 shares subject to stock options granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.
(6)  Of these shares, 10,000 are held jointly by Mr. Hensley and his spouse.
(7) Of these shares, 9,902 are subject to stock options granted under the Option Plan.
(8) Of these shares, 5,080 are held under the RRP, 77,020 are subject to stock options granted under the Option Plan, and 30,236 were allocated to such persons under the ESOP as of December 31, 2002. Excludes 22,400 shares subject to stock options granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

     Presented below is certain information concerning the director nominees of the Holding Company:

     Robert W. Anger (age 66) served as the Bank's Vice President -- Lending from August, 1995 until his retirement in January, 1999. Prior to that, Mr. Anger served as the Bank's President and Chief Executive Officer.

     Jonnie L. Davis (age 69) is retired. From July, 1995 to December, 1998, Ms. Davis served as an administrative assistant with Fewel, Pettitt, Bender & Associates, a surveying firm in Hanover, Indiana. From July 1994 to July 1995, Ms. Davis served as an accounting clerk for Stockdale Motors, an automobile retailer in Madison, Indiana. From April 1984 to December 1994, Ms. Davis served as a bookkeeping clerk for D&B Enterprises, a partnership involved in owning and operating apartment complexes and other nonresidential real estate ventures.

     Matthew P. Forrester (age 47) became President and Chief Executive Officer of the Holding Company and the Bank in October, 1999; theretofore he served as Senior Vice President, Treasurer and Chief Financial Officer of Home Loan Bank and Home Loan Bancorp in Fort Wayne, Indiana for more than five years.

     Sue Livers, M.S., R.D. (age 54) has served as Director of Nutrition Services, The King's Daughters' Hospital and Health Services since 1971.

     Michael J. Hensley (age 48) is a partner in the law firm Kemper, Collins & Hensley. Mr. Hensley served as a Compliance Officer, Assistant Trust Officer and the General Counsel to The Madison Bank & Trust Company from 1980 to January, 1989.

     Fred W. Koehler (age 63) is retired. He formerly owned and operated Koehler Tire Co., a tire and automotive parts store in Madison, Indiana, and served as the Jefferson County Auditor for eight years.

     Charles J. McKay (age 51) is a partner with the accounting firm Scott, Callicotte, & McKay LLC, which is based in Madison, Indiana.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended December 31, 2003, the Board of Directors of the Holding Company acted by written consent or held meetings seven times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee, a Stock Compensation Committee, Compensation Committee and a Nominating Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of all directors except Matthew P. Forrester, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met six times during the fiscal year ended December 31, 2003.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are all directors except Matthew P. Forrester. The Stock Compensation Committee met one time during the fiscal year ended December 31, 2003.

     The Compensation Committee establishes the compensation of the Holding Company's executive officers. Its members include all outside directors. All of these members meet the standards for independence for compensation committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Compensation Committee did not meet during 2003 as it was formed in 2004.

     The Governance and Nominating Committee selects the individuals who will run for election to the Holding Company's Board of Directors each year. Its members for this year's nominations were Fred W. Koehler, Robert W. Anger and L. Sue Livers. All of these members meet the standards for independence for nominating committee members set forth in the Listing Standards of the National Association of Securities Dealers. It met one time in 2003. Its charter is attached hereto as Exhibit A.

     Although the Governance and Nominating Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose, as it will address nominations on a case by case basis. When considering a potential candidate for membership on the Holding Company's Board of Directors, the Governance and Nominating Committee considers issues of diversity; age; skills relevant to the Holding Company's business; community involvement; professional and business experience; and ethical conduct. The Governance and Nominating Committee will also consider the qualification requirements for Directors in the Holding Company's By-laws as described on pages 2 to 3 of this Proxy Statement. The Governance and Nominating Committee does not have specific minimum qualifications that must be met by a Governance and Nominating Committee-recommended candidate other than those prescribed by the By-laws and it has no specific process for identifying such candidates. There are no differences in the manner in which the Governance and Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Holding Company's Board of Directors by a shareholder. The Governance and Nominating Committee has not received any recommendations from any of the Holding Company's shareholders in connection with the Annual Meeting.

     Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     The Holding Company has adopted a policy for its shareholders to send written communications to the Holding Company's directors. Under this policy, shareholders may send written communications in a letter by first-class mail addressed to any director at the Holding Company's main office. The Holding Company has also adopted a policy that strongly encourages its directors to attend each Annual Meeting of shareholders. All of the Holding Company's seven directors attended the Annual Meeting of shareholders on April 16, 2003.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 2003, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities paid to the President and Chief Executive Officer of the Holding Company (the "Named Executive Officer") for the last three fiscal years. There were no other executive officers of the Holding Company who earned over $100,000 in salary and bonuses during the fiscal year ended December 31, 2003.

                                            Summary Compensation Table
                                                                             Long Term Compensation
                                          Annual Compensation                        Awards
                                     -------------------------------------   -----------------------
                                                                   Other                                   All
                                                                  Annual     Restricted   Securities      Other
Name and                  Fiscal                                  Compen-       Stock     Underlying     Compen-
Principal Position         Year      Salary ($)(1)    Bonus      sation(2)    Awards($)   Options(#)  sation($)(3)
------------------        ------     -------------    -----      ---------   -----------  ----------- ------------
Matthew P. Forrester,      2003          $145,225     $4,671       --             --             --       $4,030
   President and Chief     2002          $133,251     $6,144       --             --             --       $3,881
   Executive Officer       2001          $122,892     $3,934       --             --             --       $3,381

----------------------

(1)  Includes directors fees.
(2) The Named Executive Officer received certain perquisites, but, except as otherwise noted, the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(3) Constitutes matching contributions made by the Bank to the Holding Company's 401(k) Plan.


Stock Options

     The following table includes information relating to option exercises by the named Executive Officer during fiscal 2003 and the number of shares covered by stock options held by Matthew P. Forrester as of December 31, 2003. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

                                           Option Values as of 12/31/03
                                           ----------------------------
                                                          Number of Securities            Value of Unexercised
                                                         Underlying Unexercised           In-the-Money Options
                             Shares                    Options at Fiscal Year End         at Fiscal Year End (1)
                           Acquired on      Value      -----------------------------   -----------------------------
Name                       Exercise (#)   Realized ($) Exercisable  Unexercisable(2)   Exercisable   Unexercisable(2)
--------------------       ------------   ------------ -----------  ----------------   -----------   ----------------
Matthew P. Forrester          3,352        $43,040       18,648          8,000           $426,967        $182,210
------------------------------------

(1) Amounts reflecting gains on outstanding options are based on the closing price for the shares on December 31, 2003, which was $29.425 per share.
(2) The shares represented could not be acquired by the Named Executive Officer as of December 31, 2003.

     No stock options were granted to the Named Executive Officer during the fiscal year ended December 31, 2003.


Employment Contracts

     The Bank has entered into an employment agreement with Matthew P. Forrester, the Bank's President and Chief Executive Officer. The agreement is for a three-year term and extends annually for an additional one-year term to maintain its three-year term if the Bank's Board of Directors determines to so extend it. Under the agreement, the employee receives an initial annual salary equal to his current salary, subject to increases approved by the Board of Directors. The agreement also provides, among other things, for the employee's participation in other bonus and fringe benefit plans available to other employees. The employee may terminate his employment upon ninety (90) days' prior written notice to the Bank. The Bank may discharge the employee for just cause (as defined in the agreement) at any time or in certain events specified by applicable law or regulations. If the Bank terminates the employee's employment for other than just cause or the employee is constructively discharged and such termination does not occur within twelve months after a change in control of the Bank or the Holding Company, the agreement provides for the employee's receipt of a lump-sum or periodic payment of an amount equal to the sum of (A) his base salary through the end of the then-current term, plus
(B) his base salary for an additional twelve-month period, plus (C) in the employee's sole discretion and in lieu of continued participation in his employer's fringe benefit plans, cash in an amount equal to the cost of obtaining all health, life, disability and other benefits in which the employee would otherwise be eligible to participate. In the event the Bank terminates the employee's employment for other than just cause or the employee is constructively discharged within twelve months following a change in control of the Bank or the Holding Company, the agreement provides for the employee's receipt of a lump-sum payment of an amount equal to the difference between (A) the product of 2.99 times his "base amount" (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended ("Code")) and (B) the sum of any other parachute payments, as determined under Section 280G(b)(2) of the Code. If the payments provided for under the agreement, together with any other payments made to the employee by the Bank, are determined to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation that would be paid to Mr. Forrester under the agreement if such agreement were terminated after a change in control of the Bank would be $414,000. The Holding Company has guaranteed the obligations of the Bank under this employment agreement.

     A similar contract has been entered into with one other executive officer of the Holding Company. The cash compensation which would be paid under this contract if the affected employee were terminated after a change of control of the Holding Company without cause by the Bank, or for cause by the employee, would be $231,000.

Compensation of Directors

     Directors of the Holding Company are paid directors' fees of $250 for each meeting attended.

     All directors of the Bank are entitled to receive monthly director fees in the amount of $1,000 for their services. Jerry Allen also receives $1,000 per month as a Director Emeritus of the Bank. Outside directors of the Bank also receive fees in the amount of $250 for each special meeting of the Board. Directors attending Loan Committee meetings are paid $50 for each such meeting. Total fees paid to or deferred by directors, former advisory directors, and Mr. Allen for the year ended December 31, 2003 were $147,447.

     The Bank's directors and directors emeritus may, pursuant to deferred compensation agreements, defer payment of some or all of such monthly directors' fees or salary for a maximum period of five years. Upon reaching the retirement age specified in their respective joinder agreements, directors who participate in the deferred compensation plan receive fixed monthly payments for a specific period ranging from 60 to 180 months, depending on the specific director's election in his joinder agreement, but may also elect to receive their benefits in a lump sum in the event of financial hardship. The agreements also provide for death and disability benefits.

     The Bank has purchased paid-up life insurance on the lives of directors and directors emeritus participating in the deferred compensation plan to fund benefits payable thereunder. The insurance is provided by Jefferson Pilot, Pacific Mutual, Southland and Transamerica. At December 31, 2003, the cash surrender value of the policies was carried on the books of the Bank at approximately $2,042,164. The Bank expensed $2,250 in connection with these agreements for the year ended December 31, 2003.

Transactions With Certain Related Persons

     The Bank has followed a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended December 31, 2003, included in the Holding Company's Shareholder Annual Report accompanying this Proxy Statement ("2003 Audited Financial Statements"):

     The Committee has reviewed and discussed the Holding Company's 2003 Audited Financial Statements with the Company's management.

     The Committee has discussed with its independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company's financial statements.

     The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-QSB, is compatible with maintaining the auditors' independence.

     Based on review and discussions of the Holding Company's 2003 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2003 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

     This Report is respectfully submitted by the Audit Committee of the Holding Company's Board of Directors.

                             Audit Committee Members
                             -----------------------
                                 Robert W. Anger
                                 Jonnie L. Davis
                               Michael J. Hensley
                                  L. Sue Livers
                                 Fred W. Koehler
                                Charles J. McKay

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually. A copy of that Charter is attached hereto as Exhibit B.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of all of the directors except Matthew P. Forrester. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. In addition, the Board of Directors has determined that Charles J. McKay is a "financial expert" as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

                                   ACCOUNTANTS

     BKD, LLP has served as auditors for the Holding Company since 2000. It is anticipated that a representative of BKD, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Audit Committee has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 2004.

Accountants' Fees

     Audit Fees. The firm of BKD, LLP ("BKD") served as our independent public accountants for each of our last two fiscal years ended December 31, 2002 and 2003. The aggregate fees billed by BKD for the audit of our financial statements included in our annual report on Form 10-KSB and for the review of our financial statements included in our quarterly reports on Form 10-QSB for our fiscal years ended December 31, 2002 and 2003, and were $62,296 and $46,794, respectively.

     Audit-Related Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for assurance and related services by BKD that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above, were $4,785 and $713, respectively. These services included benefit plan accounting and reporting assistance.

     Tax Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for professional services rendered by BKD for tax compliance, tax advice or tax planning were $8,775 and $8,750, respectively.

     All Other Fees. Also in 2002, the Bank recorded $2,900 in internal control consulting fees. In 2003, the expense was $17,000 for internal control consulting as the Bank continued to expand its internal audit function, and $3,900 in fees for a review of the Bank's Trust Department.

     Audit Committee Pre-Approval. Our Audit Committee formally adopted resolutions pre-approving our engagement of BKD to act as our independent auditor for the last two fiscal years ended December 31, 2003. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of BKD will be made by the Audit Committee and all non-audit and audit services to be rendered by BKD will be pre-approved by the Audit Committee. The Audit Committee pre-approved any audit-related and tax services provided by BKD in the last two fiscal years. Our independent auditors performed all work described above with their respective full-time, permanent employees.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 ("1934 Act") requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended December 31, 2003, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner; provided however that Fred Koehler reported the exercise of stock options for 1,000 shares on August 1, 2003, about one month late and reported the acquisition of 300 shares on October 27, 2003, about three months late; L. Sue Livers reported the purchases of 50 shares on August 21, 2003, about 3 1/2 weeks late; Charles
J. McKay reported the exercise of stock options for 300 shares on May 29, 2003, about two months late; Matthew Forrester reported the exercise of options for 1,676 shares on August 1, 2003, about one month late; Loy Skirvin, Director of Human Resources of the Bank, reported the sale of 200 shares on October 27, 2003, about one week late; and Larry Fouse, Vice President of Finance of the Bank reported the exercise of stock options for 2,000 shares and the sale of those shares on August 28, 2003, about two days late.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of March 17, 2005. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 430 Clifty Drive, P.O. Box 1590, Madison, Indiana 47250, and will be subject to the requirements of the proxy rules under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether included in the Holding Company's proxy materials), the Holding Company's articles of incorporation, by-laws and Indiana law.

     A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company's proxy statement and form of proxy, will normally be considered untimely if it is received by the Holding Company later than 120 days prior to the Annual Meeting. If, however, less than 130 days' notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company's proxy statement for the next Annual Meeting.

     OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                              By Order of the Board of Directors

                                              /s/ Matthew P. Forrester

                                              Matthew P. Forrester


March 17, 2004

                                                                       Exhibit A


                              River Valley Bancorp

                  Governance and Nominating Committee Charter

Purpose

The Governance and Nominating Committee is appointed by the Board of Directors to:

     o    identify individuals qualified to become board members; and
     o select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

Committee Membership

The Committee will be composed entirely of directors who satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market (Nasdaq). The Committee members will be appointed by the Board annually and may be removed by the Board in its discretion. No Committee member shall vote on his or her own nomination to serve on the Board of Directors for an additional term. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

Committee Authority and Responsibilities

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm's fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will:

     o    Identify individuals qualified to become members of the Board.
     o Select, or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting.
     o Recommend to the Board director nominees to fill vacancies on the Board in the interval between annual meetings of the Company's shareholders.
     o Make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria (such as, independence, experience relevant to the needs of the Company, leadership qualities, diversity and ability to represent the shareholders) for the selection of individuals to be considered as candidates for election to the Board.
     o Make sure director nominees satisfy any director qualification requirements in the Company's articles of incorporation or bylaws.
     o Consider shareholder nominations of directors consistent with the requirements of the Company's articles of incorporation and bylaws, and recommend to the Board of Directors actions to be taken with respect to such nominations.

                                                                       Exhibit B

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                              RIVER VALLEY BANCORP

     The Board of Directors of River Valley Bancorp hereby establishes its Audit Committee. The Audit Committee shall consist of at least three (3) directors, all of whom are independent of management of the Corporation and any of its subsidiaries and free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of independent judgment respecting the matters over which the Committee is given authority. Directors will not be deemed independent if they accept consulting, advisory or other fees from the Corporation (other than in their capacity as directors or director committee members), subject to any de minimus exceptions which shall be permitted by the Securities Exchange Commission, or if they beneficially own directly or indirectly 5% or more of the Corporation's outstanding securities.

     The members of the Audit Committee shall be elected annually by the Board of Directors in connection with the annual meeting of the board or by unanimous written consent of the Board of Directors in lieu thereof. Members shall be elected by the Board of Directors with due regard to such member's training in, or experience with, accounting and financial reporting issues. To the extent possible, at least one director who would be a "financial expert," as defined in
Section 407(b) of the Sarbanes-Oxley Act of 2002, shall be added to the Committee. Members of the Committee may be removed, and vacancies on the Committee may be filled by the Board of Directors in accordance with the Code of By-laws of the Corporation. The Chairman of the Audit Committee may be designated by the Board of Directors and, in the absence of such designation, may be elected by the Audit Committee from among their members.

     The Audit Committee shall assist the Board of Directors to oversee the Corporation's financial reporting processes, its internal financial control structures and its external financial audit processes. The Audit Committee shall facilitate communication on Financial Matters (defined below) among the Board of Directors, management and the Corporation's independent auditors. The Audit Committee possesses and is hereby granted the power and authority of the Board of Directors over the foregoing and over the Corporation's Financial Matters to the extent necessary to allow the Committee to carry out its purposes. The matters over which the Audit Committee has oversight authority include the following (collectively, referred to herein as "Financial Matters"):

     o The quality, accuracy and integrity of the Corporation's annual and quarterly financial statements, including footnotes and related disclosures.
     o The quality, scope and procedures of the independent auditors' audits of the Corporation's financial statements.
     o The quality, appropriateness and implementation of the Corporation's significant accounting policies.
     o    Audit conclusions respecting significant estimates and adjustments.
     o The disclosure, treatment or resolution of any material weakness in financial reporting or controls or reportable conditions identified by management or the independent auditors.
     o The quality, adequacy and appropriateness of the Corporation's internal financial control structures, including any circumstances in which such controls may be overridden or compromised.
     o    Disagreements among management or the independent auditors.
     o The assessment of material risks or contingencies that may affect the Corporation's financial reporting including the risk of liability associated with litigation or noncompliance with law.
     o Such other matters affecting the quality, integrity or accuracy of the Corporation's financial reporting as the Committee deems relevant to any of the foregoing matters.

Authority Respecting Independent Auditors

     The independent auditors shall ultimately be accountable to the Audit Committee, as representatives of the shareholders and the Corporation's other constituencies, and shall report directly to the Audit Committee. The Audit Committee shall be responsible for the appointment, compensation, and oversight of the work of the independent auditors. The costs and fees of such independent auditors shall be paid by the Corporation.

     The Audit Committee shall take such action as it deems appropriate to ensure that the Corporation receives annually from the independent auditors a formal written statement, consistent with Independence Standards Board Standard 1, delineating all relationships between the auditors and the Corporation that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Corporation or any of its affiliates and the fees paid or proposed to be paid for such services. The Audit Committee shall meet at least annually with the independent auditors to engage in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors.

     The Audit Committee has the following specific authority respecting the independent auditors:

     (a)  To engage or dismiss the independent auditors.

     (b) To assess any matter that may affect the independence of the independent auditors and the appearance of propriety of any such matter and to take, or to direct management to take, appropriate action to confirm, oversee or improve the independence of the auditors.

     (c) To direct the independent auditors to meet with the Audit Committee from time to time, separately or in the presence of management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (d) To take action to resolve any disagreement respecting accounting principles, the implementation or application of such principles or Financial Matters between Management and the independent auditor.

     (e) To review with management and the independent auditors the Corporation's audited annual financial statements and the independent auditors' opinion rendered with respect to such financial statements, including a review of the nature and extent of any significant changes in accounting principles or the application thereof and determine whether to recommend the inclusion of such audited financial statements in the Corporation's Annual Report for the year.

     (f) To prepare a report to be included in the Corporation's proxy statements stating that the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditor matters required to be discussed by SAS No. 61; and (iii) obtained and discussed with independent auditors disclosures required by Independence Standards Board Standard No. 1.

Prior Approval of Audit Services and Non-Audit Services

     In connection with the agreement of the Corporation's independent auditors to provide services to the Corporation from time to time, the Audit Committee shall take reasonable steps to identify which of the services to be provided would be deemed non-audit services which may be provided to the Corporation by the independent auditors, and which would be deemed auditing services, within the meaning of Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. To the extent required by those statutory provisions, all of such services shall be pre-approved by the Audit Committee, or one or more independent director members of the Audit Committee to whom such pre-approval authority shall have been delegated by the Audit Committee. In no event shall the Audit Committee authorize or permit the independent auditors to provide any of the prohibited non-audit services described in Section 201 of the Sarbanes-Oxley Act of 2002.

Authority Over Management Activities Relating To Financial Matters

     The  Audit  Committee  has  the  following   specific  authority  over  the
activities of management in Financial Matters:

     (a) To direct the chief financial officer or other members of management to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (b) To assess the quality, adequacy and appropriateness of the accounting principles and policies implemented and applied by the Corporation and the quality, integrity and accuracy of the Corporation's financial reporting, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such principles or policies or to approve, disapprove or mandate any changes therein.

Authority Respecting Complaints

     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters. Procedures shall also be established by the Audit Committee for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Investigations And Obtaining Advice

     The Audit Committee has the authority to require investigations and to obtain advice respecting the Corporation's Financial Matters and the Committee's exercise of its authority, as the Committee deems necessary or appropriate. Without limiting the foregoing, the Committee has authority to direct management, including the Corporation's legal counsel, or the independent auditors to investigate any Financial Matters and related issues and to provide reports to the Committee respecting such investigation. The Committee has authority to meet with the Corporation's external general counsel, to obtain advice respecting the exercise of the Committee's authority and to direct such external counsel to investigate such legal issues relating to Financial Matters and to report to the Committee regarding same, as the Committee deems necessary or appropriate. The Committee has authority, on behalf of the Corporation, to engage independent advisors whom the Committee may designate to provide advice and guidance to the Committee respecting the exercise of its authority and issues relating to Financial Matters as the Committee deems necessary or appropriate, including, without limitation, independent legal counsel, and independent financial advisors which may include investment banking firms or accounting firms, other than the independent auditors. The Committee has authority to meet separately with, and to receive private and, where appropriate, privileged, written or oral communications from any of such advisors. The costs and fees of such advisors shall be paid by the Corporation.

Procedural Matters

     The Audit Committee shall meet from time to time at the call of its Chairman or at the direction of the Board of Directors. The Chairman of the Audit Committee shall call a meeting of the Committee upon the request of any member of the Committee or the Chairman of the Board of Directors. The provisions of the Code of By-laws of the Corporation respecting notice of meetings and for action to be taken by the Board of Directors shall apply to meetings and actions of the Audit Committee. The Audit Committee shall annually update and review the Audit Committee Charter.

     The Chairman of the Audit Committee shall report on the activities of the Committee to the Board of Directors from time to time upon request of the Chairman of the Board of Directors or of the Board of Directors.

Limitation

     Nothing in this charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Corporation under the Indiana Business Corporation Law, as amended ("IBCL"), and this Charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or in addition to, the duties or standard established by the IBCL.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                              RIVER VALLEY BANCORP

                         Annual Meeting of Shareholders
                                 April 21, 2004

     The undersigned hereby appoints Lonnie D. Collins, with full power of substitution, to act as attorney and proxy for the undersigned to vote all shares of common stock of River Valley Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 430 Clifty Drive, Madison, Indiana, on Wednesday, April 21, 2004, at 3:00 p.m., and at any and all adjournments thereof, as follows:

                                             For    Withhold     For All Except
1.   The  election as  directors  of all     [_]       [_]           [_]
     nominees  listed  below,  except as
     marked to the contrary

              Jonnie L. Davis               Charles J. McKay
          (for a one-year term)         (for a three-year term)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below;


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In their  discretion,  the proxies are  authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

 The Board of Directors recommends a vote "FOR" each of the listed propositions.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from River Valley Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.


                                        [Date:                              ]


[                                  ]        [                               ]
     Shareholder sign above                    Co-holder (if any) sign above

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   Detach above card, sign, date and mail in postage paid envelope provided.

                              RIVER VALLEY BANCORP



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Please sign as your name  appears on the envelope in which this card was mailed.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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